UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                       Entry into a Material Definitive Agreement.

On March 9, 2012, Kite Realty Group Trust (the “Company”) and Kite Realty Group, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into five separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC (each, individually, an “Agent” and together, the “Agents”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $50,000,000 of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), through the Agents.  The Equity Distribution Agreements replace a similar agreement that recently expired.

The Common Shares sold in the offering will be issued pursuant to a prospectus dated January 11, 2012, and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2012, in connection with one or more offerings of shares under the Company’s shelf registration statement on Form S-3 (Registration No. 333-178792) filed with the SEC on December 28, 2011 and declared effective by the SEC on January 11, 2012.  Sales of the Common Shares made pursuant to the Equity Distribution Agreements, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation directly on the New York Stock Exchange, or any other existing trading market for the Common Shares or through a market maker, or, if agreed by the Company and the Agents, by any other method permitted by law, including but not limited to in privately negotiated transactions.  The Company intends to contribute the net proceeds from these sales, if any, to the Operating Partnership.

The Company made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the Common Shares in each Equity Distribution Agreement and also agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Copies of the Equity Distribution Agreements are filed as Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5 to this Current Report on Form 8-K, and the descriptions of the material terms of the Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.

1.2	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and KeyBanc Capital Markets Inc.

1.4	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc.

1.5	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: March 9, 2012	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.

1.2	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and KeyBanc Capital Markets Inc.

1.4	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc.

1.5	Equity Distribution Agreement, dated March 9, 2012, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)